Exhibit  23.2


INDEPENDENT  AUDITORS'  CONSENT

We consent to the incorporation by reference in this Registration Statement of Crossmann Communities, Inc. on Form S-3 of our report dated February 10, 1998, appearing in the Annual Report on Form 10-K of Crossmann Communities, Inc. for the year ended December 31, 1997.



DELOITTE  &  TOUCHE  LLP
Indianapolis,  Indiana
September  8,  1998